-----------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 30, 1997


                          SOUTHWEST GAS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            CALIFORNIA                     1-7850              88-0085720
  (State or other jurisdiction of       (Commission       (I.R.S. Employer
  incorporation or organization)        File Number)    Identification No.)

     5241 SPRING MOUNTAIN ROAD
       POST OFFICE BOX 98510
         LAS VEGAS, NEVADA                                    89193-8510
(Address of principal executive offices)                      (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 876-7237







-----------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

On April 30, 1997, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company's operating performance and financial position for the quarter ended March 31, 1997. The financial information released is included herein. This information is summary in nature and should not be considered complete financial statements.


ITEM 7.  EXHIBITS

  99     Financial Analyst Report -- First Quarter 1997




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SOUTHWEST GAS CORPORATION



Date: April 30, 1997                 /s/ EDWARD A. JANOV
                                -----------------------------
                                       Edward A. Janov
                                Vice President/Controller and
                                  Chief Accounting Officer

                                 EXHIBIT INDEX

  Exhibit
  Number                         Description
  -------     --------------------------------------------------

  99          Financial Analyst Report -- First Quarter 1997